Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
Significant Accounting Policies
Basis of presentation

     Basis of presentation

          The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

Principles of consolidation

     Principles of consolidation

          The accompanying consolidated financial statements include the accounts of Gravity and the following subsidiaries (collectively referred to as the "Company"). All intercompany balances and transactions have been eliminated in the consolidation.

Subsidiary	Year of Establishment	Year of Obtaining Control	Percentage of Ownership (%)
Gravity Interactive, Inc.	2003	2003	100.00
Gravity Entertainment Corporation	2003	2004	100.00
NeoCyon, Inc.	2000	2005	96.11
Gravity Middle East & Africa FZ-LLC(*1)	2007	2007	100.00
Gravity Games Corporation(*2)	2003	2010	85.50
(*1)

In May 2007, the Company founded Gravity Middle East & Africa FZ-LLC, a wholly owned United Arab Emirates-based subsidiary. Gravity Middle East & Africa FZ-LLC has been in the process of liquidation since September 2008.

(*2)

In October 2010, the Company acquired 50.83% ownership of Barunson Interactive Corporation. Based on the shareholders' meeting held on March 28, 2011, Barunson Interactive Corporation changed its name to Gravity Games Corporation. In August 2013, the Company additionally acquired 34.67% of the share capital of Gravity Games Corporation through additional capital increase. As a result of increase in ownership interest, additional paid-in capital was decreased by ~~W~~319 million and non-controlling interest in subsidiaries increased by the same amount.

          The list of subsidiaries that were excluded from consolidation during the year ended December 31, 2012 is as follows:

Subsidiary	Reason
Gravity CIS Co., Ltd.(*) Gravity RUS Co., Ltd.(*)	Surrendered rights for shares of its investment
(*)

In August 2012, the Company surrendered rights for shares (ownership interest of 99.99% (Gravity RUS Co., Ltd.) and 100% (Gravity CIS Co., Ltd.)) of its investments in accordance with the laws of Russia.

          Investments in entities where the Company holds more than 20% but less than 50% ownership or over which the Company has significant management influence are accounted for using the equity method of accounting and the Company's share of the investee's operations is included in Equity method investments. The Company follows the equity method of accounting for investments in its joint ventures Animation Production Committee, Gravity EU SAS and Ingamba LLC (Note 6).

          Investments in limited partnerships are accounted for using the equity method in accordance with Accounting Standards Codification ("ASC") 323, Investment—Equity Method and Joint Ventures, which requires the use of the equity method unless the investor's interest "is so minor that the limited partner may have virtually no influence over partnership operating and financial policies." The Company follows the equity method of accounting for its investment in Online Game Revolution Fund No. 1 (Note 6).

          The Company recorded its initial investments at cost and records its pro rata share of the earnings or losses in the results of operations of the equity method investees.

Use of estimates

     Use of estimates

          The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Significant items subject to such estimates and assumptions include useful lives of property and equipment, salvage values and recovery of property and equipment; recoverability of goodwill and intangible assets; valuation allowances for receivables, realization of deferred income tax assets, and estimated life-cycle of the permanent in-game items. Actual results could differ materially from the estimates and assumptions used.

Risks and uncertainties

     Risks and uncertainties

     Industry and revenue

          The industry in which the Company operates is subject to a number of industry-specific risks, including, but not limited to, rapidly changing technologies; significant numbers of new competitive entrants; dependence on key individuals; competition from similar products from larger companies; change in customer preferences; the need for the continued successful development, marketing, and selling of its products and services; and the need for positive cash flows from operations. The Company depends on one key product, "Ragnarok Online," for most of its revenues.

          During the years ended December 31, 2012, 2013 and 2014, the Company generated 87%, 81% and 84% of its revenues from countries in Asia, respectively.

          As of December 31, 2012, 2013, and 2014, GungHo Online Entertainment, Inc. and LG Electronics Inc. are customers whose related accounts receivable and total revenue exceeds 10% of the Company's total accounts receivable and total revenue, and the proportions are as follows :

		2012		2013		2014
Country	Customer	Accounts Receivable	Revenues	Accounts Receivable	Revenues	Accounts Receivable	Revenues
Japan	GungHo Online Entertainment, Inc.	34%	51%	30%	38%	25%	28%
Korea	LG Electronics Inc.	7%	4%	9%	6%	15%	8%

          The amounts included within the accounts receivable balance as of December 31, 2014 are ~~W~~1,325 million and ~~W~~796 million from GungHo Online Entertainment, Inc. and LG Electronics Inc., respectively.

     Concentrations of credit risk

          Cash and cash equivalents and short-term financial instruments are potentially subject to concentration of credit risk. Cash and cash equivalents and short-term financial instruments are placed with several financial institutions, of which approximately 29.35% and 28.14% of such amounts are held at two financial institutions, respectively.

Revenue recognition

     Revenue recognition

          The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or the service has been delivered or rendered, the price is fixed or determinable, and collection of the resulting receivable is reasonably assured.

          The Company derives most of its revenues from online game subscription revenue mainly from Ragnarok Online paid by users in Korea, the United States and Canada, and royalties and license fees paid by the licensees of the Company in overseas markets.

     Online games—subscription revenue

          Players can access certain games free of charge, but may purchase game points to acquire in-game premium features. Subscription revenue consists of revenues from (i) micro-transactions, (ii) subscription fees from Internet cafés and (iii) premium services for individual PC users. Micro-transaction fees for consumable in-game items are deferred when such in-game items are purchased by users and recognized as revenue when the purchased in-game items are used in the games while those for permanent in-game items are recognized ratably as revenues over the estimated life cycle of game users. Micro-transaction fees for in-game items with limited time period are deferred and recognized as revenue in proportion to the number of days lapsed. All online game subscription fees and premium service fees are prepaid. Prepaid subscription fees from Internet cafés are deferred and recognized as revenue on a monthly basis based on actual hours used. Prepaid premium service fees from individual PC users are deferred and recognized as revenue on a monthly basis in proportion to the number of days lapsed.

     Online games—royalties and license fees

          The Company licenses the right to sell and distribute its games in exchange for an initial prepaid license fee and guaranteed minimum royalty payments. The prepaid license fee revenues are recorded as deferred revenue and recognized ratably over the license period. If license agreements are renewed upon expiration of their terms, renewed license fees are deferred and recognized ratably over the new license period.

          The Company generally provides its licensees with minimal post-contract customer support on its software products, consisting of technical supports and occasional unspecified upgrades, or enhancements during the contract term. The estimated costs of providing such support are insignificant and sufficient vendor-specific evidence does not exist to allocate the revenue from software and related integration projects to the separate elements of such projects, therefore all license revenue is recognized ratably over the life of the contract.

          The guaranteed minimum royalty payments are recorded as deferred revenue and recognized as the royalties are earned. In addition, the Company receives a royalty payment based on a specified percentage of the licensees' sales, including game item revenues. These royalties that exceed the guaranteed minimum royalty are recognized on a monthly basis, as the related revenues are earned by the licensees.

     Mobile games and applications revenue

          Mobile games and applications revenue consists of (i) revenues from micro-transactions and a proportion of the per-download fees that users pay in cases where the Company directly provides mobile games services to users, such as in Korea; (ii) license fees and/or guaranteed minimum royalty payments, and royalty revenues from the Company's licensees to which it licenses the right to market and distribute its mobile games in overseas countries; (iii) contract prices, which are related to various development services and products provided by the Company to third parties, such as developing games embedded in mobile phones, mobile applications, and sound for mobile phones and appliances; (iv) revenues from mobile games operation service for third parties; and (v) intellectual property royalty revenues from third parties that develop and provide services for mobile games based on the Company's original intellectual property.

          Micro-transaction fees for consumable in-game items are deferred when such in-game items are purchased by users and recognized as revenue when the purchased in-game items are used in the games while those for permanent in-game items are recognized ratably as revenues over the estimated life cycle of game users. Per-download fees are recognized on a monthly basis as they are earned. License fees are deferred and recognized ratably as revenue over the license period and guaranteed minimum royalty payments are deferred and recognized as the relevant royalty is earned. Royalty revenues are based on an agreed percentage of each of the licensees' revenues based on the licensees' sales from mobile games. Contract prices are recognized when the products or services have been delivered or rendered and the customers can begin use in accordance with the contractual terms. Revenues from mobile games operation service are based on an agreed percentage of each of the licensors' revenues based on the licensor's sales from the mobile games the Company operates on their behalf and recognized on a monthly basis after the licensor confirms its revenues based on the licensor's sales from the relevant mobile games during the month. Intellectual property royalty revenues are recognized on a monthly basis.

          Mobile application development service revenues are recognized by measuring progress-to-completion under the percentage-of-completion method. If the Company does not have a sufficient basis to measure progress towards completion, revenues are recognized when it receives final acceptance from the customer that the services have been completed.

     Character merchandising, animation and other revenue

          Character merchandising, animation and other revenue consist of revenues from sales of console games, game character merchandising, animation and other services, including sales of goods related to mobile phones and website development and operation services for third parties.

          Revenues from sales of console games are derived from a specified percentage of the publisher's sales after deductibles, including payments to the platform holder and others, and recognized on a quarterly basis as they are earned by the publisher. Royalty payments from game character merchandising are recognized on a quarterly basis as they are earned by the licensee. Contract prices for the Company's services provided to third parties are recognized when the products or services have been delivered or rendered and the customers can begin their use in accordance with the contractual terms.

          The Company also sells goods related to mobile phones, such as accessories and USB data cable or provides contracted services, which is recorded in other revenue. The Company records these sales of goods when delivery has occurred and collectability of the fixed or determinable sales price is reasonably assured.

     Out-of-Period Adjustments in 2013

          The accompanying 2013 consolidated statement of operations includes certain out-of-period adjustments primarily related to the understatement of revenues for in-game items of ~~W~~981 million that were not properly deferred in fiscal year 2012. Management believes the impact of these items, both individually and in the aggregate, to the year ended December 31, 2013 and to prior years presented are not material.

Cash and cash equivalents	Cash and cash equivalents Cash equivalents consist of time deposits with original maturity of three months or less at the time of purchase.
Short-term financial instruments

     Short-term financial instruments

          Short-term financial instruments primarily include time deposits placed with financial institutions which have an original maturity greater than three months but less than one year.

Allowance for doubtful accounts

     Allowance for doubtful accounts

          The Company maintains allowances for doubtful accounts receivable based upon the following information: an aging analysis of its accounts receivable balances, historical bad debt rates, repayment patterns, creditworthiness of its customers, and industry trend analysis.

          The payment processing service providers are responsible for remitting to the Company the full subscription revenues generated in Korea after deducting their fixed service fees and charges, which range from approximately 1.4% to 15% and risk of loss or delinquencies are borne by such payment processing service providers.

Property and equipment

     Property and equipment

          Property and equipment are stated at cost, less accumulated depreciation. Depreciation for property and equipment is computed using the straight-line method over the following estimated useful lives:

Computer and equipment	4 years
Furniture and fixtures	4 years
Software	3 years
Vehicles	4 years

          Leasehold improvements are depreciated on a straight-line basis over the estimated useful life of the assets or the lease term, whichever is shorter.

          Routine maintenance and repairs are charged to expense as incurred. Expenditures which enhance the value or extend the useful lives of the related assets are capitalized.

          Depreciation for property and equipment is allocated to cost of revenue, selling, general and administrative expenses or research and development expenses.

Accounting for the impairment of long-lived assets

     Accounting for the impairment of long-lived assets

          Definite-lived tangible and intangible assets are amortized over their estimated useful life according to the nature and characteristics of each asset. The Company continually evaluates the reasonableness of the useful lives of these assets.

          The Company reviews property and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that carrying value may not be recoverable in accordance with ASC 360, Property, Plant, and Equipment. When the aggregate of future cash flows (undiscounted and without interest charges) is less than the carrying value of the asset, an impairment loss is recognized based on the fair value of the asset.

Intangible assets

     Intangible assets

     Capitalized software development costs—online game development costs

          The Company capitalizes certain software development costs relating to online games that will be distributed through subscriptions or licenses. The Company accounts for software development costs in accordance with ASC 985, Costs of Software to be Sold, Leased, or Marketed. Software development costs incurred prior to the establishment of technological feasibility are expensed when incurred and are included in research and development expense. Once a software product has reached technological feasibility, then all subsequent software development costs for that product are capitalized until the product is commercially launched. Technological feasibility is evaluated on a product-by-product basis, but typically occurs when the online game has a proven ability to operate on a multiplayer level for a large number of users. Technological feasibility of a product encompasses both technical design documentation and game design documentation.

          The Company amortizes capitalized software development costs relating to games and records such costs as a component of cost of revenues. Amortization is determined as the greater of the amount computed using the ratio of current gross revenues for a game to the total of current and anticipated future gross revenues for that game or the straight-line method amount over the remaining estimated economic life of the game. Amortization starts when a game is available for general release to public users. The Company continually evaluates the reasonableness of the economic life of the capitalized software development costs based on the average life cycle of the games whenever each new game is commercially launched or acquired.

          Capitalized software development costs for games, net of accumulated amortization, at December 31, 2013 and 2014 were ~~W~~12,543 million and ~~W~~8,553 million, respectively. Amortization expense for the years ended December 31, 2012, 2013 and 2014 were ~~W~~3,852 million, ~~W~~4,613 million and ~~W~~3,990 million, respectively.

          The Company evaluates the recoverability of capitalized software development costs on a product-by-product basis. The recoverability of capitalized software development costs is evaluated based on the expected performance of the specific products to which the costs relate. Criteria used to evaluate expected product performance include: historical performance of comparable products using comparable technology; orders for the product prior to its release; and estimated performance of a sequel product based on the performance of the product on which the sequel is based. Capitalized costs for those products that are cancelled are expensed in the period of cancellation. In addition, an impairment loss shall be recorded when management's forecast for a particular game indicates that unamortized capitalized costs exceed the net realizable value of that asset. Significant management judgments and estimates are utilized in the assessment of when technological feasibility is established, as well as in the ongoing assessment of the recoverability of capitalized costs. In evaluating the recoverability of capitalized costs, the assessment of expected product performance utilizes forecasted sales amounts and estimates of additional development costs to be incurred. If revised forecasted or actual product sales are changed from the original forecasted amounts utilized in the initial recoverability analysis, the actual impairment charge may be larger than originally estimated in any given period.

          Impairment losses on capitalized software development cost for games for the years ended December 31, 2013 and 2014 were ~~W~~534 million and nil, respectively.

     Capitalized software development costs—website and internal use software development costs

          The Company accounts for website and internal use software development cost in accordance with ASC 340, Internal Use Software. For website and internally used software development costs, the Company expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over the estimated product life.

          Capitalized software development costs for website and internal use software at December 31, 2013 and 2014 were ~~W~~90 million and nil, respectively.

          Impairment losses on capitalized software development cost for website and internal use software for the years ended December 31, 2013 and 2014 were ~~W~~245 million and nil, respectively.

     Research and development costs

          Research and development expenses consist primarily of payroll and other overhead expenses which are all expensed as incurred (i) until technological feasibility of an online game is reached or (ii) until commercial operation of a mobile game commences. Once technological feasibility of an online game is reached, these costs are capitalized and, once commercial operation commences, amortized as cost of revenues.

     Goodwill

          Goodwill is accounted for under ASC 350, Intangibles—Goodwill and Other, which requires that goodwill and indefinite-lived intangible assets are not amortized, but instead be tested at least annually for impairment, and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of these assets below their carrying amount. Such an event would include unfavorable variances from established business plans, significant changes in forecasted results or volatility inherent to external markets and industries, which are periodically reviewed by the Company's management.

          Specifically, qualitative factors are assessed to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. In evaluating whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the relevant events and circumstances are assessed. If, after assessing the totality of events or circumstances, it is determined that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then a two-step process of the goodwill impairment test is not performed. If it is determined that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the first step of the two-step goodwill impairment test is performed. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any. The second step of the goodwill impairment test compares the implied fair value of the reporting unit's goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit's goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized immediately in an amount equal to that excess. The goodwill impairment test is carried out at the reporting unit, which is either an operating division or a subdivision, for which stand-alone financial information is available to the management personnel of such division or subdivision for evaluating operating results.

          When performing goodwill impairment testing, the fair values of reporting units are determined based on valuation techniques using the best available information, primarily discounted cash flow projections. The Company makes significant assumptions and estimates about the extent and timing of future cash flows and discount rates that represent unobservable inputs into valuation methodologies.

     Acquired in-process research and development ("IPR&D") technology

          Acquired IPR&D assets are considered indefinite-lived intangible assets and are not subject to amortization. An IPR&D asset must be tested for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of the IPR&D asset with its carrying amount. If the carrying amount of the IPR&D asset exceeds its fair value, an impairment loss must be recognized in an amount equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the IPR&D asset will be its new accounting basis. Subsequent reversal of a previously recognized impairment loss is prohibited. The initial determination and subsequent evaluation for impairment of the IPR&D asset requires management to make significant judgments and estimates. Once an IPR&D project has been completed, the useful life of the IPR&D asset is determined and amortized accordingly. If an IPR&D project has been abandoned, it is immediately expensed.

          The Company's intangible assets other than capitalized software development costs and goodwill are remeasured at fair value only if an impairment charge is recognized. The Company uses unobservable inputs to the valuation methodologies that were significant to the fair value measurements, and the valuations required management judgment due to the absence of quoted market prices.

Advertising

     Advertising

          The Company expenses advertising costs as incurred. Advertising expense was ~~W~~4,585 million, ~~W~~2,852 million and ~~W~~1,614 million for the years ended December 31, 2012, 2013 and 2014, respectively.

Accrued severance benefits and pension plan

     Accrued severance benefits and pension plan

          Employees and directors with one year or more of service are entitled to receive a lump-sum payment upon termination of their employment with the Company based on the length of service and rate of pay at the time of termination. Accrued severance benefits are estimated assuming all eligible employees were to terminate their employment at the balance sheet date in compliance with relevant laws in Korea. The annual severance benefits expense charged to operations is calculated based upon the net change in the accrued severance benefits payable at the balance sheet date based on the guidance of ASC 715, Compensation—Retirement Benefits.

          Gravity and NeoCyon introduced a defined contribution pension plan in 2005 and 2011, respectively, and provide an individual account for each participant. A plan's defined contributions to an individual's account are to be made for periods in which that individual renders services, the net pension cost for a period shall be the contribution called for in that period.

Foreign currency translation

     Foreign currency translation

          The Korean parent company and its subsidiaries use their local currencies as their functional currencies. The financial statements of the subsidiaries in functional currencies other than the Korean Won are translated into the Korean Won in accordance with ASC 830, Foreign Currency Matters. All assets and liabilities of the foreign subsidiaries are translated into the Korean Won at the exchange rate in effect at the end of the period, and capital accounts are determined to be of a permanent nature and are therefore translated using historical exchange rates. Revenues and expenses are translated at average exchange rates during the period. The effects of foreign currency translation adjustments are reflected in the cumulative translation adjustment account, reported as a separate component of comprehensive income in shareholders' equity.

     Foreign currency transactions

          Net gains and losses resulting from foreign exchange transactions are included in foreign currency income (losses) in the consolidated statements of comprehensive loss.

Income taxes

     Income taxes

          The Company accounts for income taxes under the provisions of ASC 740, Income Taxes. Under ASC 740, income taxes are accounted for under the asset and liability method. Deferred income taxes are determined based upon differences between the financial reporting and tax bases of assets and liabilities at currently enacted statutory tax rates for the years in which the differences are expected to reverse.

          A valuation allowance is provided on deferred income tax assets to the extent that it is more likely than not that such deferred income tax assets will not be realized. The total income tax provision includes current tax expenses under applicable tax regulations and the change in the balance of deferred income tax assets and liabilities.

          The Company follows ASC 740, Income Taxes, which prescribes a recognition threshold and measurement attribute for tax positions taken or expected to be taken in a tax return. This standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The evaluation of a tax position in accordance with this standard is a two-step process. In the first step, recognition, the Company determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step addresses measurement of a tax position that meets the more-likely-than-not criteria. The tax position is measured at the largest amount of benefit that has a likelihood of greater than 50 percent of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred income tax asset or an increase in a deferred income tax liability or (c) both (a) and (b). Interest and penalty recognized related to uncertain tax positions are recorded as a component of income tax expense.

Fair Value Measurements

     Fair Value Measurements

          Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset and liability. As a basis for considering such assumptions, a fair value hierarchy has been established that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1—Quoted prices in active exchange markets involving identical assets or liabilities.
•

Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3—Inputs that are generally unobservable and typically reflect management estimates of assumptions and inputs using a binomial lattice model as the valuation technique.

Fair Value of Financial Instruments

     Fair Value of Financial Instruments

          ASC Topic 825, Financial Instruments, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable. The fair values of the Company's cash and cash equivalents, short-term financial instruments, accounts receivable and other current assets, accounts payable and other current liabilities approximate carrying values due to the short maturity of these instruments.

Earnings (losses) per share

     Earnings (losses) per share

          Basic earnings (losses) per share is computed by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding for all periods. Diluted earnings (losses) per share is computed by dividing net earnings (losses) by the weighted average number of common shares outstanding, increased by common stock equivalents. However, for each of three years in the period ended December 31, 2014, there has been no common stock equivalent.

Revision of prior periods

     Revision of prior periods

          In prior periods, the Company presented the net change in its short term financial instruments as a single line item within the investing activities section of the accompanying consolidated statements of cash flows. Beginning in 2014, the Company chose to correct its presentation of increase and decrease in short term financial instruments on a gross basis. The investing activities section of the accompanying consolidated statements of cash flows for the 2012 and 2013 periods have been revised accordingly to reflect his immaterial error, which did not affect cash balances, total investing cash flows or any other subtotal on the accompanying consolidated statements of cash flows.

Recent accounting pronouncements

     Recent accounting pronouncements

          In March 2013, the FASB issued ASU 2013-05, Foreign Currency Matters, to clarify the accounting for the release of a cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2013. The adoptions of ASU 2013-05 did not have a material impact on the Company's consolidated financial statements.

          In July 2013, the FASB issued ASU 2013-11, Income Taxes, which requires the presentation of certain unrecognized tax benefits as reductions to deferred tax assets rather than as liabilities in the Consolidated Balance Sheets when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The new standard requires adoption on a prospective basis in the first quarter of 2015; however, early adoption is permitted. The Company does not anticipate that this adoption will have a significant impact on its financial position, results of operations, or cash flows.

          In May 2014, the FASB and International Accounting Standards Board ("IASB") issued their converged standard on revenue recognition. The objective of the revenue standard ASU 2014-09, Revenue from Contracts with Customers (Topic 606) is to provide a single, comprehensive revenue recognition model for all contracts with customers to improve comparability within industries, across industries, and across capital markets. The revenue standard contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. For public companies, the revenue standard is effective for the first interim period within annual reporting periods beginning after December 15, 2016 and early adoption is not permitted. In April 2015, the FASB tentatively decided to defer one year the effective date of new revenue standard for public entities reporting under U.S. GAAP. If the changes in the proposed ASU are finalized to extend by a year, the standard will be effective for annual reporting periods (including interim reporting period within those periods) beginning after December 15, 2017. The standard provides for either full retrospective adoption or a modified retrospective adoption by which it is applied only to the most current period presented. The Company is in the process of evaluating the impact of the standard on its consolidated financial statements.

          In August, 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements-Going Concern, which provides guidance on determining when and how reporting entities must disclose going-concern uncertainties in their financial statements. The new standard requires management to perform interim and annual assessments of an entity's ability to continue as a going concern within one year of the date of issuance of the entity's financial statements (or within one year after the date on which the financial statements are available to be issued, when applicable). Further, an entity must provide certain disclosures if there is "substantial doubt about the entity's ability to continue as a going concern." The ASU is effective for annual periods ending after December 15, 2016, and interim periods thereafter. Early adoption is permitted. The ASU shall be applied at the effective date, and the Company is in the process of evaluating the impact of the standard on its consolidated financial statements.